Accounts Receivable	12 Months Ended
Mar. 31, 2023
Accounts Receivable [Abstract]
Accounts receivable

5. Accounts receivable

The Company’s accounts receivables are generated by selling energy to customers and are reported net of any allowance for uncollectible accounts. The Company uses ageing analysis, probability of default methods, past facts, significant one-time events, guidelines issued by government authorities, credit rating of customers, current economic conditions and reasonable forecasts that are most relevant in evaluating and estimating the expected credit losses.

The Company writes-off an account receivable in the period that it is deemed uncollectible and records a reduction in the ECL and the balance of the account receivables in the balance sheet.

The Company evaluates the concentration of risk with respect to its accounts receivables as high, due to the limited number of counterparts for its services, being mainly state utilities and government entities. However, the Company does not foresee any significant credit risk attached to receivables from such state utilities/government entities (also refer note 26 below).

The Company analyzed its historical loss information for its accounts receivables and adjusted for forward looking information and determined the following credit loss percentages:

	March 31, 2023	March 31, 2022
Ageing of accounts receivables	Expected Credit Losses %	Expected Credit Losses %
Not Due (including unbilled receivables)	0.74%	0.57%
0-90 days	8.50%	2.27%
90-180 days	20.78%	3.25%
180-365 days	31.97%	3.34%
Above 365 days	100%	11.19%

Doesn’t include specific provision made for cases under litigation with the customers.

	March 31, 2023	March 31, 2022
	(INR)	(INR)
Ageing of accounts receivables*#	(In million)	(In million)
Not Due (including unbilled receivables)	7,855	7,656
0-90 days	801	360
90-180 days	345	192
180-365 days	255	405
Above 365 days	1,189	917
Total accounts receivables	10,445	9,530

*	Includes Nil and INR 1 million relating to receivables of the Company’s rooftop business being classified as Assets held for sale for the year ended March 31, 2023 and 2022 respectively. Total accounts receivable includes non-current portion.

#	Includes receivables of INR 3,868 million (US$47.1 million) in relation to claims of Safeguard duties under change in Law provisions of Power purchase agreement.

	As of March 31,
	2022	2023	2023
	(INR)	(INR)	(US$)
	(In million)
Accounts receivable (1)	9,529	10,445	127.1
Less: Allowance for doubtful accounts/ credit losses	(285)	(836)	(10.2)
Total	9,244	9,609	116.9
Non-current	3,203	3,896	47.4
Current	6,041	5,713	69.5

Accounts receivable, net consists of the following:

(1)	Includes INR 5,228 million and INR 5,766 million (US$70.2 million) of unbilled receivables for the year ended March 31, 2022 and 2023, respectively.

Activity for the allowance for doubtful accounts/ credit losses is as follows:

	As of March 31,
	2022	2023	2023
	(INR)	(INR)	(US$)
	(In million)
Balance at the beginning of the year	475	285	3.5

Provision for doubtful debts/ expected credit losses (net)	(198)	551	6.7
Write offs charged against the allowance	-	-	-
Reclassified to held for sale	-	-	-
Reclassified from held for sale	8	-	-
Balance at the end of the year	285	836	10.2

In relation to the Company’s 50 MW project in Andhra Pradesh, the Andhra Pradesh DISCOM, Southern Power Distribution Company of Andhra Pradesh Ltd (“APSPDCL”), had issued a letter to the Company requesting the reduction of quoted tariff to INR 2.44 per unit as against the PPA rate of INR 5.89 per unit for solar projects from the date of commissioning and threatened termination of the PPA in case of refusal to accede to such reduction (“Letter”). The Company had challenged the Letter before the High Court at Vijayawada, as well as the decision of the Government of Andhra Pradesh (“GoAP”) to constitute a High-Level Negotiation Committee to review, negotiate, and bring down” the solar energy purchase prices vide order dated July 1, 2019 (“HLNC Order”). The High Court vide its judgment dated September 24, 2019 (“Judgment”), whilst quashing the aforesaid Letter and HLNC Order, granted its implied blessing to Andhra Pradesh DISCOM to approach the Andhra Pradesh Electricity Regulatory Commission (“APERC”) for reduction of tariff by directing APSPDCL to make payment of outstanding and future invoices at the “interim” rate of Rs. 2.44/- per unit, till the dispute is resolved by APERC. Accordingly, the Company has filed a writ appeal challenging the Judgment, whereby the Company has inter alia sought: (i) setting aside of the Judgment to the limited extent of the direction to Discoms to make payment at the “interim” rate of Rs. 2.44 per unit and the implied blessing granted by the High Court to approach the APERC for reduction of tariff; and (ii) quashing of all actions undertaken by the respondents and/or restrain the respondents from taking any action seeking reduction of tariff under the concluded PPA and/or unilateral alteration of the terms of such PPA, pursuant to the directions in the Judgment, including quashing of the proceedings. Further, the appellate authority during several hearings had directed the DISCOM to remit the overdue receivables at interim rate.

During the previous year on March 15, 2022, High court of Andhra Pradesh, Amaravati has passed an order in favour of the Company and has directed the discom to make the payments of arrears with within six weeks from the date of this order, at the original rate of INR 5.89 per unit mentioned in PPAs.

During the current year, the Company has received a letter from off taker dated August 4, 2022, stating outstanding liability as at May 31, 2022, to be paid in 12 monthly installments. The Company has also received dues pursuant to the same.